UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 6, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Current Report on Form 8-K filed on July 7, 2011, we entered into a loan agreement with KeyBank National Association, or KeyBank, or the KeyBank Loan Agreement, on June 30, 2011 to obtain a secured revolving credit facility with an aggregate maximum principal amount of $71,500,000, or the KeyBank Line of Credit. We initially secured the KeyBank Line of Credit with 10 of our properties, including: (i) four facilities comprising Virginia Skilled Nursing Facility Portfolio; (ii) Yuma Skilled Nursing Facility; and (iii) five facilities comprising Philadelphia SNF Portfolio, which are collectively referred to as the Borrowing Base Properties.

On October 6, 2011, the KeyBank Loan Agreement was modified, whereby KeyBank entered into an assignment and assumption agreement with RBS Citizens, N.A., dba Charter One, or Charter One, to assign $35,750,000 of the aggregate maximum principal amount of the KeyBank Line of Credit to Charter One as a syndication agent, or the KeyBank Line of Credit Modification, as provided for under the KeyBank Loan Agreement. In connection with the KeyBank Line of Credit Modification, we executed a new revolving note dated October 6, 2011 in the amount of $35,750,000 in favor of KeyBank as lender, or the KeyBank Note, and a new revolving note dated October 6, 2011 in the amount of $35,750,000 in favor of Charter One as lender, or the Charter One Note. The KeyBank Note and Charter One Note, which mature on June 30, 2014, replace the existing promissory note in the amount of $71,500,000 with KeyBank as lender, which was executed on June 30, 2011 in connection with the KeyBank Line of Credit. In addition, we executed a side letter agreement with KeyBank and Charter One consenting to the KeyBank Line of Credit Modification.

Based on the value of the Borrowing Base Properties securing the KeyBank Line of Credit, the aggregate borrowing capacity is $71,500,000 as of October 12, 2011.

The material terms of the assignment and assumption agreement, KeyBank Note, Charter One Note and side letter agreement are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K and incorporated herein by reference. The material terms of the KeyBank Loan Agreement are qualified in their entirety by the agreements attached as Exhibits 10.11 to 10.26 to the Current Report on Form 8-K we previously filed on July 7, 2011 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Assignment and Assumption Agreement by and between KeyBank National Association and RBS Citizens, N.A. DBA Charter One, dated October 6, 2011

10.2 Revolving Note by Grubb & Ellis Healthcare REIT II Holdings, LP in favor of KeyBank National Association, dated October 6, 2011

10.3 Revolving Note by Grubb & Ellis Healthcare REIT II Holdings, LP in favor of RBS Citizens, N.A. DBA Charter One, dated October 6, 2011

10.4 Side Letter Agreement by and between Grubb & Ellis Healthcare REIT II Holdings, LP, RBS Citizens, N.A. DBA Charter One and KeyBank National Association, dated October 6, 2011

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

October 12, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Assignment and Assumption Agreement by and between KeyBank National Association and RBS Citizens, N.A. DBA Charter One, dated October 6, 2011
10.2	Revolving Note by Grubb & Ellis Healthcare REIT II Holdings, LP in favor of KeyBank National Association, dated October 6, 2011
10.3	Revolving Note by Grubb & Ellis Healthcare REIT II Holdings, LP in favor of RBS Citizens, N.A. DBA Charter One, dated October 6, 2011
10.4	Side Letter Agreement by and between Grubb & Ellis Healthcare REIT II Holdings, LP, RBS Citizens, N.A. DBA Charter One and KeyBank National Association, dated October 6, 2011